Lonestar Resources US, Inc. Presentation to Investors July 2019

Disclaimer and Forward Looking Statements Forward Looking Statements The information in this presentation includes “forward‐looking statements” that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, projected costs, prospects, plans and objectives of management are forward‐looking statements. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward‐looking statements, although not all forward‐looking statements contain such identifying words. These forward‐ looking statements are based on Lonestar Resources US Inc.’s (“LONE” or the “Company”) current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward‐looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the exploration for and development, production, gathering and sale of oil and natural gas. These risks include, but are not limited to, variations in the market demand for, and prices of, crude oil, NGLs and natural gas, lack of proved reserves, estimates of crude oil, NGLs and natural gas data, the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing, borrowing capacity under our credit facilities, general economic and business conditions, failure to realize expected value creation from property acquisitions, uncertainties about our ability to replace reserves and economically develop our reserves, risks related to the concentration of our operations, drilling results, potentialfinanciallossesorearningsreductionsfromourcommoditypricerisk management programs, potential adoption of new governmental regulations, our ability to satisfy future cash obligationsandenvironmentalcostsandtheriskfactorsdiscussedinorreferencedinourfilingswiththeUnitedStatesSecuritiesandExchangeCommission (“SEC”), including our Annual Report on Form 10‐K, our Quarterly Reports on Form 10‐Q and our Current Reports on Form 8‐K in each case as amended. You are cautioned not to place undue reliance on any forward‐looking statements, which speak only as of the date of this presentation. Except as otherwise required by applicable law, we disclaim any duty to update any forward‐looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or cost increases. Reconciliation of Non‐GAAP Financial Measure EBITDAX is a financial measure that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Reconciliations of this non‐ GAAP financial measure  can be found in this presentation. Industry and Market Data This presentation has been prepared by LONE and includes market data and other statistical information from third‐party sources, including independent industry publications, government  publications or other published independent sources. Although LONE believes these third‐party sources are reliable as of their respective dates, LONE has not independently verified the accuracy  or completeness of this information. Some data are also based on the LONE’s good faith estimates, which are derived from its review of internal sources as well as the third‐party sources described  above. This document and any related presentation do not constitute an offer or invitation to subscribe for or purchase any securities, and it should not be construed as an offering document. Any  decision to purchase securities in the context of a proposed offering, if any, should be made on the basis of information contained in the offering document related to such an offering. This  presentation does not constitute a recommendation regarding any securities of Lonestar Resources America, Inc. or Lonestar Resources US Inc. 2

Company Profile

▪ Pure Play Eagle Ford Operator…

- +57,000 Net Acres in the Crude Oil Window of the Eagle Ford Shale
- Unfettered access to oil and gas transportation infrastructure
- Technical leader with 100% focus in the Eagle Ford, drilling extended reach laterals with proprietary targeting and completion techniques, yielding differential results

▪ … With Track Record of Rapidly Increasing Value Per Share

- Proved reserves increased at CAGR of 52% to 93.4 MMBOE
- 3-year All-Sources Finding & Onstream costs of $7.53 per Boe
- Proved PV-10 increased at CAGR of 27% to $8.54/share in 2018
- Proved & Probable PV-10 increased at CAGR of 19% to $12.00/share in 2018

▪ Focused Capital Program in Areas of Success

- 2019 & 2020 Programs largely being drilled in areas where LONE registered significant success & returns in 2018
- IRR's of 55-70% at $55/$2.75 flat

▪ Transition to Self-Funding Capital Program

- 2019 Cap. Exp.- $130 MM, Free Cash Generated in 2H19
- 2020- Cap. Exp. Completely Covered by Cash Flow
- LONE's Hedge Book Sharply Improves Ability to Execute This Plan

▪ Continued Growth in Production & EBITDAX

- 2018 Production- 11,155 Boe/d (+72% vs. 2017)
- 2019 Production Guidance- 13,700-14,700 boe/d (+27% vs. 2018)[5]
- 2020 Production Target- 17,000 – 18,300 boe/d

Share Price



$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Share Price (US$)
500
400
300
200
100
0
Volume ('000 Shares)
$2.66
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Volume
LONE Equity Price

Enterprise Value

Ticker (NASDAQ:NMS)	LONE
Share Price[2]	$2.66
Shares Out (Fully Diluted) [3]	40.1 MM
Market Cap	$107 MM
Cash[3]	$4.5 MM
Long Term Debt[3]	$444 MM
Enterprise Value	$546 MM

[1]Based on YE18 Reserve Report [2]July 16, 2019 [3]As of March 31, 2019 [4]At the mid-point of guidance [5]Our production estimates are based on, among other things, our current planned capital expenditures and drilling program, our ability to drill and complete wells in a manner consistent with prior performance, certain drilling, completion and equipping cost assumptions and certain well performance assumptions. In addition, achieving these production estimates and maintaining the required capital expenditures and drilling activity to achieve these estimates will depend on the availability of capital, regulatory approval and the existing regulatory environment, realized commodity prices, rig and service availability, actual drilling results as well as other factors. Investors should also recognize that the reliability of any guidance diminishes the farther in the future that the data is forecast, and it is thus increasingly likely that our actual results will differ materially from our guidance.

3

Seasoned Management Team Executive Previous Experience Biography John H. Pinkerton . 37 years experience in the oil and gas industry  . Founder, Chairman and Chief Executive Officer Range Resources Chairman of the Board . Built Range Resources into a $10 billion Exploration & Production company . 32 years experience in oil and gas finance Frank D. Bracken, III . Previously Managing Director at Jefferies LLC, where he led >$5 billion in oil and gas  Chief Executive Officer GOG transactions Gerrity Oil & Gas . Former CFO / Director of Gerrity Oil & Gas Corp, a NYSE‐listed DJ Basin E&P Company . 33 years oil and gas industry experience Barry D. Schneider . Senior level expertise in management of regional business units at large independent oil &  Chief Operating Officer gas companies . Previously with US public companies Denbury Resources and Conoco‐Phillips . 33 years in all aspects of oil and gas exploration and development Jana Payne . Geologic Manager for Petrohawk, responsible for discovery of Hawkville Field, first  commercial Eagle Ford Shale well in 2008 VP – Geosciences . Senior Exploitation Manager for Halcon Resources . Experiencep  in Eagleg  Ford,, Haynesville,y, Bossier,, Utica and Tuscaloosa Marine Shales Tom H. Olle . Over 37 years oil and gas industry experience . Senior level expertise in reservoir management / project development across a broad  VP – Reservoir  array of reservoir types Engineering . Senior roles at US public companies Encore Acquisition Corp and Burlington Resources High Caliber Executive Team with Deep Industry Expertise and 30 Years of Average Experience 4

Consistent & Significant Growth Proved Reserves Year End Proved & Probable Reserves By Product 100.0 200 177 120.0 261 300 90.0 170 180 242 80.0 160 100.0 250 70.0 140 (MMBOE) 80.0 200 (MMBOE)   60.0 120   50.0 100 75 60.0 150 Locations 116 40.0 80   Locations #   Reserves Probable   # 30.0 60   40.0 100 &   20.0 40 Proved 10.0 20 20.0 50 Proved 0.0 0 0.0 0 2016 2017 2018 2016 2017 2018 OIL NGLS GAS Locations OIL NGLS GAS Locations Proved PV‐10 @ $55 Oil / $2.75 Gas  Proved & Probable PV‐10 @ $55 Oil / $2.75 Gas  $900 $1,000 $939 $800 $801 $900 $700 $800 $625 $729 $600 $700 $600 $500 ($MM) ($MM)     $500 10 $400 10 $404 ‐ $335 ‐ $400 PV $300 PV $300 $200 $200 $100 $100 $0 $0 2016 2017 2018 2016 2017 2018 PDP PUD PDP PUD PROB 5 1 All reserves and economic data sourced from Lonestar’s 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. Assumes $55 flat oil price and $2.75 flat gas deck.

Our Mission- Increase Net Asset Value Per Share



Lonestar's PV-10/Share ($55.00/$2.75 flat)
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
NAV/Share
YE16
YE17
YE18
4.5X
4.0X
3.5X
3.0X
2.5X
2.0X
1.5X
1.0X
0.5X
0.0X
Debt/LQA EBITDAX
Proved
Probable
Debt/LQA EBITDAX

Flat Deck Proved Reserves	2016	2017	2018
Proved Reserves (MMBOE)	42.9	74.0	92.1
Proved PV-10 ($MM)	$334.6	$624.9	$800.7
Proved & Prob Reserves (MMBOE)	52.7	93.3	118.8
Proved & Prob PV-10 ($MM)	$404.3	$729.2	$938.8
Proved NAV Calculation	**2016**	**2017**	**2018**
Proved PV-10 ($MM)	$334.6	$624.9	$800.7
Less Debt	($204.1)	($305.9)	($427.7)
Less Adj. Working Capital	($14.7)	($33.5)	($32.3)
Proved NAV	**$115.8**	**$285.6**	**$340.6**
Fully Diluted Shares	21.8	38.5	39.9
Proved NAV/share	**$5.31**	**$7.42**	**$8.54**
Proved & Probable NAV Calculation	**2016**	**2017**	**2018**
Proved & Prob PV-10 ($MM)	$404.3	$729.2	$938.8
Less Debt	($204.1)	($305.9)	($427.7)
Less Adj. Working Capital	($14.7)	($33.5)	($32.3)
Proved & Prob NAV	**$185.5**	**$389.9**	**$478.8**
Fully Diluted Shares	21.8	38.5	39.9
Proved & Prob NAV/share	**$8.50**	**$10.13**	**$12.00**

[1] All reserves and economic data sourced from Lonestar's 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. Assumes $55 flat oil price and $2.75 flat gas deck.
[2] *Debt values exclude mortgage debt associated with the Company's headquarter offices*
[3] *Working capital is calculated by taking current assets less current liabilities and adjusted for derivative financial instruments*
[4] *2017 debt values are proforma the 2023 Senior Unsecured Notes offering*
[5] *2018 balance sheet data is preliminary and subject to change following full year audit*

6

Lonestar’s Eagle Ford Footprint Engineered  Region Net Acres Locations Avg. WI HBP Western 14,340 49 89% 95% Central 35,830 193 71% 97% Eastern 7,321 31 62% 86% Eastern Total 57,491 273 74% 86% Marquis Central Hawkeye Cyclone Western Georg Sooner Horned Frog Lonestar Acreage* 7 1 Acreage values at of 12/31/18. * Please see the reserves disclosures at the end of this presentation

Geo-Engineered Completions Continue to Improve Results

Technical Process	Application Experience
• Vertical Pilot Logs Used To Select Geo-target to Optimize Both Reservoir & Mechanical Properties ▪ Reservoir Properties - Porosity, Total Organic Content, Clay Volume ▪ Mechanical Properties - Young's Modulus, Poisson's Ratio, Minimum In-situ Stress ➢ *Results of Analysis Determine Geosteering Target*	Horned Frog (2015,2018,2019) Beall Ranch (2015, 2016) Cyclone (2016, 2017,2018) Karnes (2018,2019)
• Azimuthal Gamma Ray LWD Tool to Assist in Geosteering ▪ Multi-planar Gamma ray data determines dip angle and direction in real time • Lateral "Thru-Bit" Logs Run to TD for Detailed Rock Properties Analysis ▪ Triple Combo Log with Spectral Gamma Ray and Dipole Sonic Logs	Beall Ranch (2016) Cyclone/Hawkeye (2016, 2017, 2018) Horned Frog (2018,2019) Karnes (2018,2019)

• Mangrove Stimulation Design
▪ Utilize Thru-Bit Log Data For Reservoir Characterization
▪ Models Key Mechanical Properties To Optimize Stimulation
  ▪ Vertical and lateral rock heterogeneity
  ▪ Planar and Non-planar fractures
  ▪ Account for multi-well stress shadows to optimize zipper fracs
➢ *Facilitates Design of Engineered (Non-Geometric) Completion, Usually Yielding 150' Stages*
	Horned Frog (2015, 2018, 2019)
	Beall Ranch (2015, 2016)
	Cyclone/Hawkeye (2016, 2017, 2018)
	Karnes (2018,2019)

• Increased Use of Diverters, Both Near-Field and Far-Field ▪ Engineered fibrous pill designed to create near-wellbore isolation to augment frac efficacy across all perforations, maximizing wellbore coverage ▪ Increase efficiency through fewer pumped stages, coiled tubing plug drill outs	Beall Ranch (2016) Cyclone/Hawkeye (2016, 2017, 2018) Karnes (2018,2019)
• Employ Extended Reach Laterals to Drive Efficiencies and Returns ▪ Acquire Leasehold in Geometries That Allow For 8,000' to 13,000' laterals ▪ Use technology to ensure hole straightness to facilitate logging, casing ▪ LONE has drilled 20 wells over 8,000'	Horned Frog (2015, 2018,2019) Beall Ranch (2016) Cyclone/Hawkeye (2016, 2017, 2018) Karnes (2018,2019)
• Engineered Flowback ▪ Lonestar has increasingly applied controlled flowbacks ▪ Implement solids and fluids analysis to avoid negative impact of hydraulic fractures and assess success of completion strategies	Beall Ranch (2016. 2017) Cyclone/Hawkeye (2016, 2017, 2018) Horned Frog (2018,2019) Wildcat (2017)

8

The Value of Extended Reach Laterals 5,000' 6,750' Product Mix Capital Cost :  $7.0 MM Capital Cost :  $8.2 MM Sooner Oil 20% Gross Reserves940 MBOE Gross Reserves1,355 MBOE IRR : 44% IRR :67% NGL's 34% Gas 46% Product Mix 5,000' 7,700' Capital Cost :  $4.9 MM Capital Cost :  $6.4 MM Oil 92% Karnes Gross Reserves365 MBOE Gross Reserves615 MBOE NGL's 5% IRR :42%IRR :70% Gas 3% Horned Frog  Horned Frog NW Product Mix Product Mix 5,000' 12,000' Oil 12% Oil 28% Capital Cost :  $5.7 MM Capital Cost :  $9.1 MM NGL's 44% NGL's 36% Horned  Gross Reserves975 MBOE Gross Reserves2,300 MBOE Frog IRR :29%IRR :67% Gas 44% Gas 36% Product Mix 5,000' 12,000' Cyclone   Capital Cost :  $5.2 MM Capital Cost :  $8.2 MM Oil 86% Gross Reserves320 MBOE Gross Reserves755 MBOE NGL's 8% Hawkeye IRR :18%IRR : 55% Gas 6% 1,000’ 2,000’ 3,000’ 4,000’ 5,000’ 6,000’ 7,000’ 8,000’ 9,000’ 10,000’ 11,000’ 12,000’ 9 1 All reserves and economic data sourced from Lonestar’s 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. Assumes $55 flat oil price and $2.75 flat gas deck.

2019 Capital Program Areas of Focus

Karnes County Locator Map Property Highlights . Lonestar acquired its Karnes County leasehold in 2017 as  B part of its Battlecat acquisition A . Lonestar holds 16 gross / 12 net PUD’s in the area . Recent leasehold acquisitions allowed for extended  laterals into higher quality rock . In 2018, Lonestar completed 6 wells on A&B pads • Max‐30 IP’s averaged 888 boe/d (6,100’ lat. length) • 2018 Well Cost: $6.4MM . In 2019, Lonestar completed 4 wells in Karnes County Legend • Max‐30 IP’s averaged 1,045 boe/d (7,231’ lat. length) Product Mix Eagle Ford Oil 92% 2019 Wells • 2019 Well Cost: $6.4MM NGL's 5% Austin Chalk . Type Curve IRR‐ 70% ($55/$2.75) Gas 3% LONE Acreage LONE EUR/ft vs. Offsets Longer Laterals Producing at Same Rate / Foot 80 1,250 160 70 B 128 60 125 A 1,000 119 128 50 (Boepd)   40 750 96 (Boepd)   1,000' 30   60 ‐ Oil EUR Per Ft  500 64 Per 20   Max 60 10 ‐ 250 32 0 Max 0 500 1,000 1,500 2,000 2,500 0 0 Lbs Proppant Per Ft LONE 18H‐20H LONE 24H‐26H Offsets 11 1 Lonestar EUR data sourced from Lonestar’s 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. 2 Offset wells engineered internally Offset wells include all pad-drilled completions at similar depths

Horned Frog Northwest  Property Map Property Highlights . Lonestar has acquired its 7,380 gross acres in the Horned Frog  area over the last 4 years . Lonestar holds 24 gross / 19 net locations in the area . Lonestar drilled 2 wells at NW in 2018 • Max‐30 IP’s averaged 1,080 boe/d (7,400’ lat. length) • 2018 Actual Well Cost: $8.1MM . Petrophysically‐derived drilling target resulted in improved EUR’s • 104% higher EUR than offset average (Boe) • 146% higher EUR than offset (oil) Legend . In 2019, Lonestar completed 2 9,700’ laterals Product Mix Eagle Ford • Max‐30‐ 1,482 Boe/d Oil 28% 2019 Wells • Type Curve IRR‐ >100% NGL's 36% Austin Chalk Gas 36% LONE Acreage EUR/ft vs. Offsets Longer “Child” Laterals Producing at Higher Rate / Foot 125 1,600 160 2H/3H 150 146 100 1,400 150 1,200 140 75 1,000 130 (Boepd)   50 (Boepd) 800 120    1,000'   30 EUR Per Ft (Boe) ‐ Per 600 110   Max 25 30 ‐ 400 100 Max 0 200 90 0 500 1,000 1,500 2,000 2,500 0 80 Lbs Proppant Per Ft Lonestar Offsets 12 1 Lonestar EUR data sourced from Lonestar’s 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. 2 Offset wells engineered internally Offset wells include all pad-drilled wells at similar depths

Horned Frog  Property Map Property Highlights . Lonestar has acquired its 7,380 gross acres in the Horned  Frog area over the last 4 years . Lonestar holds 24 gross / 19 net locations in the area . In 2019, Lonestar drilled 2 wells • Max‐30 IP’s averaged 2,155 boe/d (11,300’ lat. length) • 2018 Well Cost: $9.5 MM . In 2019, Lonestar has drilled 2 12,000+’ laterals in 2019 • Multi‐bench targeting yields highest effective porosity yet • Testing higher proppant loading Legend • 2019 wells have generated highest Max‐30’s, and oilier Product Mix Eagle Ford • Type Curve IRR‐ 67% ($55/$2.75) Oil 12% 2019 Wells NGL's 44% Austin Chalk Gas 44% LONE Acreage Multi‐Bench Targeting Yields Highest Effective Porosity Yet Max‐30 Comparison 3 8.0% 3,000 198 200 6.9% 7.1% 189 7.0% 6.7% 6.2% 6.2% 6.4% ) 6.0% 5.6% ɸ 2,250 175 ( 169   4.8% 5.0% 4.0% 1,000' 4.0%   Porosity   1,500 150 3.0% Per   3.0% Boepd 2.0% 2.0% Boepd Effective 750 125 1.0% 0.0% 0 100 A1H B1H G1H H1H FA1H FB1H 13 1 Lonestar EUR data sourced from Lonestar’s 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. 2 Offset wells engineered internally 3 Rates for F pad wells are best recorded thus far and do not represent Max-30 rates

Cyclone / Hawkeye Region Map Property Highlights Product Mix . Lonestar has acquired its 11,800 gross acres in the  Oil 86% NGL's 8% Cyclone/Hawkeye area over the last 4 years Gas 6% . Lonestar holds 53 gross / 29 net locations in the area . Lonestar has drilled multiple well‐pairs across its  leasehold • 2016‐ Early wells generate EUR’s > 50 boe/ft • 2018‐ Hawkeye wells outpacing 3rd party EUR’s ~66 boe/ft • Avg. 2018 Well Cost: $9.1MM (10,400’ lat. length) . Lonestar plans up to 3 wells in 2019 • Lat. Lengths‐ 9,000’ to 12,000’ • Est. AFE: $6.9MM to $8.3MM • Type Curve IRR‐ >55% ($55/$2.75) Property Map EUR/ft vs. Offsets Legend 80 Eagle Ford 2019 Wells 70 Austin Chalk 60 LONE Acreage 50 40 30 EUR Per Ft (Boe) 20 10 0 0 500 1,000 1,500 2,000 Lbs Proppant Per Ft Lonestar Offsets 14 1 Lonestar EUR data sourced from Lonestar’s 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. 2 Offset wells engineered internally Offset wells include all pad-drilled wells at similar depths

Sooner– Modern Completions Yielding Impressive Results Recent Well Results Lonestar Acreage* Acquired Acreage 1 Gano‐Dlugosch Karnes DeWitt Product Mix Comp Date :6/3/2018:  ~2,000#/ft Oil 20% A1: 5,820’ –IP30: 1,266 Mcf/d / 83 Bo/d A2: 5,568’ –IP30: 11,664 Mcf/d  / 386 Bo/d NGL's 34% A3: 4,565’ –IP30: 11,729 Mcf/d  / 323 Bo/d Gas 46% A4: 5,457’ –IP30: 11,221 Mcf/d   / 305 Bo/d A1: 5,820’ –IP30: 12,167 Mcf/d / 287 Bo/d 1 2 Rhoades B Comp Date :2/5/2018: ~2,000#/ft B1: 4,166’ –IP30: 7,429 Mcf/d / 307 Bo/d B2: 6,153’ –IP30: 8,313 Mcf/d / 791 Bo/d B3: 5,496’ –IP30: 7,448 Mcf/d  / 669 Bo/d Legend PDP PUD 3 Yanta Cattle PROB Comp Date :4/9//2018 4 LONESTAR ACREAGE 3: 5,972’ –IP30: 5,449 Mcf/d  / 1,000 Bo/d 3 ACQUIRED ACREAGE 4 Rupert Ripps Leasehold Summary1 Comp Date :1/11/2018: ~2,700#/ft Type Gross Net B1: 4,166’ –IP30: 7,429 Mcf/d  / 307 Bo/d Acreage 3,084 2,706 B2: 4,575’ –IP30: 7,833 Mcf/d/  340 Bo/d 4 HBP 3,084 2,706 Developed 1,276 1,236 Undeveloped 1,808 1,470 2 Producing Wells 20 19 New wells PUD Locations 16 16 DUC’s PROB Locations 10 10 15

Sooner Geologic Summary Lonestar Resources Gross Thickness, in ft. (Eagle Ford Shale) T Bird #1H Pilot Hole Log Upper Eagle Ford 81’ Lower Eagle Ford 246 ’ Lower Eagle Ford Shale on the  acquired leasehold is among  the thickest in Sugarkane Field 16

Sooner‐ Original Development Plan A A’ A A’ Original Plan  – 3,600’ to 5,100’ laterals Seismic in Dataroom 17

Sooner – Revised Development Plan A A’ A A’ SOONER – BUCHHORN 10H Current Plan  – 4,100’ to 7,000’ laterals • 5,100’ laterals = 41% IRR • 6,750’ laterals = 64% IRR • 7,500’ laterals = 82% IRR Seismic w/ Advanced Processing Three 2019 Completions averaged 6,200’ 18

Our Mission- Increase Net Asset Value Per Share

Lonestar's PV-10/Share ($55.00/$2.75 flat)



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
NAV/Share
YE16
YE17
YE18
4.5X
4.0X
3.5X
3.0X
2.5X
2.0X
1.5X
1.0X
0.5X
0.0X
Debt/LQA EBITDAX
Proved
Probable
Debt/LQA EBITDAX

Flat Deck Proved Reserves	2016	2017	2018
Proved Reserves (MMBOE)	42.9	74.0	92.1
Proved PV-10 ($MM)	$334.6	$624.9	$800.7
Proved & Prob Reserves (MMBOE)	52.7	93.3	118.8
Proved & Prob PV-10 ($MM)	$404.3	$729.2	$938.8
Proved NAV Calculation	**2016**	**2017**	**2018**
Proved PV-10 ($MM)	$334.6	$624.9	$800.7
Less Debt	($204.1)	($305.9)	($427.7)
Less Adj. Working Capital	($14.7)	($33.5)	($32.3)
Proved NAV	**$115.8**	**$285.6**	**$340.6**
Fully Diluted Shares	21.8	38.5	39.9
Proved NAV/share	**$5.31**	**$7.42**	**$8.54**
Proved & Probable NAV Calculation	**2016**	**2017**	**2018**
Proved & Prob PV-10 ($MM)	$404.3	$729.2	$938.8
Less Debt	($204.1)	($305.9)	($427.7)
Less Adj. Working Capital	($14.7)	($33.5)	($32.3)
Proved & Prob NAV	**$185.5**	**$389.9**	**$478.8**
Fully Diluted Shares	21.8	38.5	39.9
Proved & Prob NAV/share	**$8.50**	**$10.13**	**$12.00**

[1] All reserves and economic data sourced from Lonestar's 12/31/18 reserve report, independently engineered by WD Von Gonten & Co. Assumes $55 flat oil price and $2.75 flat gas deck.

[2] *Debt values exclude mortgage debt associated with the Company's headquarter offices*

[3] *Working capital is calculated by taking current assets less current liabilities and adjusted for derivative financial instruments*

[4] *2017 debt values are proforma the 2023 Senior Unsecured Notes offering*

[5] *2018 balance sheet data is preliminary and subject to change following full year audit*

19

Hedging Summary – Crude Oil



Crude Oil Contracts
% of Production Hedged[1]
88%
90%
80%
35%
Volume Hedged (bopd)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
6,021
6,806
6,480
3,000
$55.50
$54.30
$57.04
$54.68
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$ / Bbl
2018
2019
2020
2021
Volume Hedged

Crude Oil Contracts

Period	Instrument	Volume	Fixed Price
Bal '19	Oil- WTI Swap	1,294 bbls/day	$48.04
Bal '19	Oil –WTI Swap	1,826 bbls/day	$50.40
Bal '19	Oil-WTI Swap	1,100 bbls/day	$50.90
Bal '19	Oil-WTI Swap	1,016 bbls/day	$58.25
Bal '19	Oil-WTI Swap	500 bbls/day	$65.20
Bal '19	Oil-WTI Swap	500 bbls/day	$69.57
Bal '19	Oil-WTI Swap	70 bbls/day	$48.97
Bal '19	Oil-WTI Swap	500 bbls/day	$58.72
Cal '20	Oil-WTI Swap	556 bbls/day	$48.90
Cal '20	Oil-WTI Swap	1,123 bbls/day	$55.06
Cal '20	Oil-WTI Swap	500 bbls/day	$61.65
Cal '20	Oil-WTI Swap	500 bbls/day	$65.56
Cal '20	Oil-WTI Swap	500 bbls/day	$58.03
Cal '20	Oil-WTI Swap	500 bbls/day	$57.70
Cal '20	Oil-WTI Swap	500 bbls/day	$57.94
Cal '20	Oil-WTI Swap	500 bbls/day	$57.71
Cal '20	Oil-WTI Swap	1,000 bbls/day	$60.00
Cal '20	Oil-WTI Swap	800 bbls/day	$51.60
Cal '21	Oil-WTI Swap	2,000 bbls/day	$56.50
Cal '21	Oil-WTI Swap	1,000 bbls/day	$51.05

LLS Basis Swaps

Period	Instrument	Volume	Fixed Price
Bal '19	LLS-Basis Swap	6,000 bbls/day	$5.05

[1]% hedged values based off mid-point of guidance. [2]2019 Bbl/d represent Jun Forward

20

Hedging Summary – Natural Gas Natural Gas Contracts Natural Gas Contracts % of  Period Instrument Volume Fixed Price Production  50% 53% 56% 1 Hedged Bal ’19 Natural Gas – 6,449 MMBTU/day $2.87 NYMEX Swap 18,000 $5.00 Bal ’19 Natural Gas – 8,551 MMBTU/day $2.77 NYMEX Swap 16,000 15,000 15,000 Cal ’20 Natural Gas – 15,000  $2.59 NYMEX Swap MMBTU/day 14,000 $4.00 12,000 (Mcfpd)   $3.00 10,000 $2.59 Mcf $2.81   /   8,000 $ Hedged   6,298 $2.00 6,000 $3.06 Volume 4,000 $1.00 2,000 0 $0.00 2018 2019 2020 2021 Volume Hedged 1% hedged values off mid‐point of guidance. 22019 Mcf/d represent Jun Forward 21